MERRILL LYNCH
                                                               AGGREGATE BOND
                                                               INDEX FUND

                                                               Merrill Lynch
                                                               Index Funds, Inc.

                               [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                               Performance

                                                               Annual Report
                                                               December 31, 1999

                     Merrill Lynch Aggregate Bond Index Fund

Officers and Directors

Terry K. Glenn, President and Director
Jack B. Sunderland, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Christopher G. Ayoub, Senior Vice President
Robert C. Doll, Senior Vice President
Gregory Mark Maunz, Senior Vice President
Eric S. Mitofsky, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Jeffrey B. Hewson, Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian

Merrill Lynch Trust Company
800 Scudders Mill Road
Plainsboro, NJ 08536

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                      Merrill Lynch Aggregate Bond Index Fund, December 31, 1999

DEAR SHAREHOLDER

Merrill Lynch Aggregate Bond Index Fund is designed for investors who have an investment objective of seeking to achieve investment returns that replicate the total return of investment-grade fixed-income securities. As such, the Fund seeks to achieve its objective by replicating the total return, before expenses, of the unmanaged Lehman Brothers Aggregate Bond Index, a widely accepted investment performance benchmark comprised of US Government securities, US Government agency mortgage-backed securities (MBS) and investment-grade corporate bonds. It is the intent of the Fund to provide returns that are representative of the bond market as a whole, rather than to focus on or provide bias to any specific sector. The Fund seeks to achieve its objective by investing all of its assets in Master Aggregate Bond Index Series (formerly Merrill Lynch Aggregate Bond Index Series). Therefore, the Series' structure is dependent on the structure of the underlying benchmark. Sector weighting and security selection in the underlying benchmark is determined by the market representation that the sectors have in the overall market.

As of December 31, 1999, the Index was comprised of 5,567 securities, a decrease from the 7,218 issues at the previous year-end. The decline was a function of redefining the securities eligible for index inclusion and a drop in new issuance. The US Government securities sector had 1,049 securities in the Index, and accounted for 41.6% of the Index's market value. This is down from 46.3% a year ago. The next largest sector was US Government agency MBS with 471 positions and comprising 34.2% of the Index, an increase from 30.7% at the beginning of the year. Investment-grade corporate bonds comprised the final sector of the Index. Although the corporate bond sector has the most securi-ties at 4,047, its market value only accounted for 24.2% of the Index, up from 23% last year.

In attempting to match the return of the Index (before fund expenses) we have implemented a stratified sampling approach when selecting investments. This refers to duplicating investment characteristics of various positions, or cells, of the Series with the corresponding cell in the Index. This approach is necessary because fully replicating the Index is not practical because of its size and the scarcity and illiquidity of some issues. In constructing the Treasury and Government agency sectors, the measures of duration (which measures the amount of price change when interest rates change) and convexity (which measures the stability of duration) are identical in the Series and the Index. In addition, an analysis of the duration exposure is conducted for each part of the yield curve (partial duration) to ensure identical exposure to the yield curve. This provides comfort that in the event the shape of the yield curve changes, a deviation in performance will not result.

A similar approach is applicable in constructing the corporate bond sector of the Series. However, in addition to duration, partial duration and convexity exercises, credit and industry exposure of the Series is matched to the Index.

The MBS sector of the Series is managed in a slightly different manner. In the analysis of MBS, the calculation of duration and convexity is highly dependent on prepayment assumptions of the underlying mortgages. While there are many models projecting prepayments, there has yet to emerge a model which can be fully relied upon. As a result, the duration and convexity measurements may not be accurate. In lieu of these measurements, the Series' construction is matched by other elements. This entails having a neutral exposure to the MBS sector with regard to coupon, original term (30-year, 15-year, balloon) and issuer.

Fiscal Year in Review

For the year ended December 31, 1999, the Fund's Class A and Class D Shares had total returns of -1.36% and -1.50%, respectively. This compares to the total return of -0.82% for the unmanaged Lehman Brothers Aggregate Bond Index for the same period.

Total returns for most high-quality fixed-income investments were poor in 1999. Yields on securities representing the entire yield curve rose significantly, resulting in lower bond prices that, in many cases, were greater than the coupon generated by the security. For example, the yield on the 30-year Treasury bond rose 139 basis points (1.39%) and had a total return of -2.02%. All benchmark Treasury notes with maturities longer than two years generated negative total returns in 1999. During 1999, the MBS sector had the best performance within the Index, returning +1.86%. Unfortunately, the magnitude of the yield increase caused the corporate bond and Government sectors to lag their MBS counterparts significantly, returning -1.96% and -2.23%, respectively.

In the short term, we expect continued pressure on interest rates as tight labor, strong growth and inflation should keep the market in a difficult bind. However, investor confidence should return following interest rate increases which address the economic concerns mentioned above.

In Conclusion

We appreciate your investment in Merrill Lynch Aggregate Bond Index Fund, and we look forward to assisting you with your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Christopher G. Ayoub

Christopher G. Ayoub
Senior Vice President and
Portfolio Manager


/s/ Gregory Mark Maunz

Gregory Mark Maunz
Senior Vice President and
Portfolio Manager


/s/ Jeffrey B. Hewson

Jeffrey B. Hewson
Vice President and
Portfolio Manager

February 2, 2000

================================================================================
To reduce shareholders' expenses, Merrill Lynch Aggregate Bond Index Fund will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.
================================================================================


                                     2 & 3

                      Merrill Lynch Aggregate Bond Index Fund, December 31, 1999

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers two pricing alternatives:

o Class A Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class D Shares do not incur a maximum initial sales charge or deferred sales charge and bear no ongoing distribution fee. In addition, Class D Shares are subject to an ongoing account maintenance fee of 0.25%.

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Administrator voluntarily waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.

Recent Performance Results

                                                            3 Month       12 Month     Since Inception   Standardized
As of December 31, 1999                                  Total Return   Total Return    Total Return     30-Day Yield
=====================================================================================================================
ML Aggregate Bond Index Fund Class A Shares*                -0.30%         -1.36%         +17.25%           6.58%
---------------------------------------------------------------------------------------------------------------------
ML Aggregate Bond Index Fund Class D Shares*                -0.27          -1.50          +16.57            6.32
---------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                      -0.12          -0.82          +18.46              --
=====================================================================================================================

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception date is 4/03/97.

** This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and US Treasury and Government agency issues with at least one year to maturity. Since inception total return is from 4/03/97.

================================================================================
Total Return Based on a $10,000 Investment--Class A & Class D Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class D Shares compared to growth of an investment in the Lehman Aggregate Index. Beginning and ending values are:

                                                       4/03/97**         12/99
ML Aggregate Bond Index Fund+--
Class A Shares*                                        $10,000           $11,725
ML Aggregate Bond Index Fund+--
Class D Shares*                                        $10,000           $11,657
Lehman Aggregate Index++                               $10,000           $11,846

* Assuming transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Aggregate Bond Index Series of Quantitative Master Series. The Trust may invest in a statistically selected sample of fixed-income securities and other types of financial instruments.
++ This unmanaged market-weighted Index is comprised of US Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association and investment-grade (rated BBB or better ) corporate bonds.
      Past performance is not predictive of future performance.

Average Annual Total Return

                                                                        % Return
================================================================================
Class A Shares
================================================================================
Year Ended 12/31/99                                                       -1.36%
--------------------------------------------------------------------------------
Inception (4/03/97) through 12/31/99                                      +5.97
--------------------------------------------------------------------------------

                                                                        % Return
================================================================================
Class D Shares
================================================================================
Year Ended 12/31/99                                                       -1.50%
--------------------------------------------------------------------------------
Inception (4/03/97) through 12/31/99                                      +5.75
--------------------------------------------------------------------------------


                                     4 & 5

                      Merrill Lynch Aggregate Bond Index Fund, December 31, 1999

STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
AGGREGATE BOND
INDEX FUND           As of December 31, 1999
===============================================================================================================================
Assets:              Investment in Master Aggregate Bond Index Series, at value (identified
                       cost--$422,506,271) .........................................................              $ 404,613,201
                     Deferred organization expenses ................................................                      5,092
                     Prepaid registration fees .....................................................                      8,800
                                                                                                                  -------------
                     Total assets ..................................................................                404,627,093
                                                                                                                  -------------
===============================================================================================================================
Liabilities:         Payables:
                       Dividends to shareholders ...................................................   $438,547
                       Administrative fees .........................................................     40,238
                       Distributor .................................................................     18,152         496,937
                                                                                                       --------
                     Accrued expenses and other liabilities ........................................                    133,132
                                                                                                                  -------------
                     Total liabilities .............................................................                    630,069
                                                                                                                  -------------
===============================================================================================================================
Net Assets:          Net assets ....................................................................              $ 403,997,024
                                                                                                                  =============
===============================================================================================================================
Net Assets           Class A Shares of Common Stock, $.0001 par value, 125,000,000 shares authorized              $       3,291
Consist of:          Class D Shares of Common Stock, $.0001 par value, 125,000,000 shares authorized                        809
                     Paid-in capital in excess of par ..............................................                422,741,738
                     Accumulated distributions in excess of realized capital gains on investments
                       from the Series--net ........................................................                    (82,459)
                     Accumulated realized capital losses on investments from the Series--net .......                   (773,285)
                     Unrealized depreciation on investments from the Series--net ...................                (17,893,070)
                                                                                                                  -------------
                     Net assets ....................................................................              $ 403,997,024
                                                                                                                  =============
===============================================================================================================================
Net Asset            Class A--Based on net assets of $324,254,277 and 32,913,257 shares outstanding               $        9.85
Value:                                                                                                            =============
                     Class D--Based on net assets of $79,742,747 and 8,091,090 shares outstanding ..              $        9.86
                                                                                                                  =============
===============================================================================================================================

                     See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MERRILL LYNCH
AGGREGATE BOND
INDEX FUND           For the Year Ended December 31, 1999
==========================================================================================================================
Investment Income:   Investment income allocated from the Series ..........................                   $ 28,251,634
                     Expenses allocated from the Series ...................................                        429,712
                                                                                                              ------------
                     Net investment income from the Series ................................                     27,821,922
                                                                                                              ------------
==========================================================================================================================
Expenses:            Administration fee ...................................................   $    697,194
                     Transfer agent fees ..................................................        318,589
                     Account maintenance fee--Class D .....................................        207,292
                     Registration fees ....................................................        113,018
                     Printing and shareholder reports .....................................         58,892
                     Professional fees ....................................................         26,408
                     Amortization of organization expenses ................................          2,396
                                                                                              ------------
                     Total expenses before reimbursement ..................................      1,423,789
                     Reimbursement of expenses ............................................       (103,971)
                                                                                              ------------
                     Total expenses after reimbursement ...................................                      1,319,818
                                                                                                              ------------
                     Investment income--net ...............................................                     26,502,104
                                                                                                              ------------
==========================================================================================================================
Realized &           Realized loss on investments from the Series--net ....................                       (821,234)
Unrealized           Change in unrealized appreciation/depreciation on investments from the
                       Series--net ........................................................                    (32,395,278)
                                                                                                              ------------
Loss from the        Net Decrease in Net Assets Resulting from Operations .................                   $ (6,714,408)
Series--Net:                                                                                                  ============
==========================================================================================================================

                     See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

MERRILL LYNCH                                                                                For the Year Ended
AGGREGATE BOND                                                                                  December 31,
INDEX FUND                                                                              ------------------------------
                   Increase (Decrease) in Net Assets:                                       1999             1998
======================================================================================================================
Operations:        Investment income--net ...........................................   $  26,502,104    $  23,530,630
                   Realized gain (loss) on investments from the Series--net .........        (821,234)       1,795,467
                   Change in unrealized appreciation/depreciation on investments from
                     the Series--net ................................................     (32,395,278)       7,162,089
                                                                                        -------------    -------------
                   Net increase (decrease) in net assets resulting from operations ..      (6,714,408)      32,488,186
                                                                                        -------------    -------------
======================================================================================================================
Dividends &        Investment income--net:
Distributions to     Class A ........................................................     (21,683,176)     (19,203,438)
Shareholders:        Class D ........................................................      (4,818,928)      (4,327,192)
                   In excess of realized gain on investments from the Series--net:
                     Class A ........................................................         (66,954)      (1,358,966)
                     Class D ........................................................         (15,505)        (319,027)
                                                                                        -------------    -------------
                   Net decrease in net assets resulting from dividends and
                     distributions to shareholders ..................................     (26,584,563)     (25,208,623)
                                                                                        -------------    -------------
======================================================================================================================
Capital Share      Net increase in net assets derived from capital share transactions       3,906,947      118,835,556
Transactions:                                                                           -------------    -------------
======================================================================================================================
Net Assets:        Total increase (decrease) in net assets ..........................     (29,392,024)     126,115,119
                   Beginning of year ................................................     433,389,048      307,273,929
                                                                                        -------------    -------------
                   End of year ......................................................   $ 403,997,024    $ 433,389,048
                                                                                        =============    =============
======================================================================================================================

                   See Notes to Financial Statements.


                                     6 & 7

                      Merrill Lynch Aggregate Bond Index Fund, December 31, 1999

FINANCIAL HIGHLIGHTS

                                                                                                    Class A
                                                                              ----------------------------------------------
                    The following per share data and ratios have been derived       For the Year Ended
MERRILL LYNCH       from information provided in the financial statements.            December 31,           For the Period
AGGREGATE BOND                                                                ---------------------------  April 3, 1997+ to
INDEX FUND          Increase (Decrease) in Net Asset Value:                       1999            1998       Dec. 31, 1997
============================================================================================================================
Per Share           Net asset value, beginning of period ..................   $     10.61     $     10.42     $     10.00
Operating                                                                     -----------     -----------     -----------
Performance:        Investment income--net ................................           .62             .64             .48
                    Realized and unrealized gain (loss) on investments from
                      the Series--net .....................................          (.76)            .23             .45
                                                                              -----------     -----------     -----------
                    Total from investment operations ......................          (.14)            .87             .93
                                                                              -----------     -----------     -----------
                    Less dividends and distributions:
                      Investment income--net ..............................          (.62)           (.64)           (.48)
                      Realized gain on investments from the Series--net ...            --            (.04)           (.03)
                      In excess of realized gain on investments from the
                        Series--net .......................................            --++            --              --++
                                                                              -----------     -----------     -----------
                    Total dividends and distributions .....................          (.62)           (.68)           (.51)
                                                                              -----------     -----------     -----------
                    Net asset value, end of period ........................   $      9.85     $     10.61     $     10.42
                                                                              ===========     ===========     ===========
============================================================================================================================
Total Investment    Based on net asset value per share ....................         (1.36%)          8.56%           9.49%++
Return:                                                                       ===========     ===========     ===========
============================================================================================================================
Ratios to Average   Expenses, net of reimbursement+++ .....................           .35%            .35%            .35%*
Net Assets:                                                                   ===========     ===========     ===========
                    Expenses+++ ...........................................           .37%            .40%            .52%*
                                                                              ===========     ===========     ===========
                    Investment income--net ................................          6.06%           5.99%           6.22%*
                                                                              ===========     ===========     ===========
============================================================================================================================
Supplemental        Net assets, end of period (in thousands) ..............   $   324,254     $   351,786     $   251,140
Data:                                                                         ===========     ===========     ===========
============================================================================================================================

                                                                                                    Class D
                                                                              ----------------------------------------------
                                                                                    For the Year Ended
                                                                                      December 31,           For the Period
                                                                              ---------------------------  April 3, 1997+ to
                    Increase (Decrease) in Net Asset Value:                       1999            1998       Dec. 31, 1997
============================================================================================================================
Per Share           Net asset value, beginning of period ..................   $     10.61     $     10.42     $     10.00
Operating                                                                     -----------     -----------     -----------
Performance:        Investment income--net ................................           .58             .61             .46
                    Realized and unrealized gain (loss) on investments from
                      the Series--net .....................................          (.75)            .23             .45
                                                                              -----------     -----------     -----------
                    Total from investment operations ......................          (.17)            .84             .91
                                                                              -----------     -----------     -----------
                    Less dividends and distributions:
                      Investment income--net ..............................          (.58)           (.61)           (.46)
                      Realized gain on investments from the Series--net ...            --            (.04)           (.03)
                      In excess of realized gain on investments from
                        the Series--net ...................................            --++            --              --++
                                                                              -----------     -----------     -----------
                    Total dividends and distributions .....................          (.58)           (.65)           (.49)
                                                                              -----------     -----------     -----------
                    Net asset value, end of period ........................   $      9.86     $     10.61     $     10.42
                                                                              ===========     ===========     ===========
============================================================================================================================
Total Investment    Based on net asset value per share ....................         (1.50%)          8.29%           9.29%++
Return:                                                                       ===========     ===========     ===========
============================================================================================================================
Ratios to Average   Expenses, net of reimbursement+++ .....................           .60%            .60%            .60%*
Net Assets:                                                                   ===========     ===========     ===========
                    Expenses+++ ...........................................           .62%            .65%            .77%*
                                                                              ===========     ===========     ===========
                    Investment income--net ................................          5.81%           5.75%           5.98%*
                                                                              ===========     ===========     ===========
============================================================================================================================
Supplemental        Net assets, end of period (in thousands) ..............   $    79,743     $    81,603     $    56,134
Data:                                                                         ===========     ===========     ===========
============================================================================================================================

                    *     Annualized.
                    +     Commencement of operations.
                    ++    Amount is less than $.01 per share.
                    +++   Includes the Fund's share of the Series' allocated
                          expenses.
                    ++    Aggregate total investment return.

                          See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH AGGREGATE BOND INDEX FUND

1. Significant Accounting Policies:

Merrill Lynch Aggregate Bond Index Fund (the "Fund") is part of Merrill Lynch Index Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Aggregate Bond Index Series (the "Series") of the Quantitative Master Series Trust, which has the same investment objective as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series. The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers two classes of shares, Class A and Class D. Shares of Class A and Class D are sold without the imposition of a front-end or deferred sales charge. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class D Shares bear certain expenses related to the account maintenance of such shares and has exclusive voting rights with respect to matters relating to its account maintenance expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Valuation of securities is discussed in Note 1a of the Series' Notes to Financial Statements, which are included elsewhere in this report.


                                     8 & 9

                      Merrill Lynch Aggregate Bond Index Fund, December 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH AGGREGATE BOND INDEX FUND

(b) Income--The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Series, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees and deferred organization expenses--Prepaid registration fees are charged to expense as the related shares are issued. Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(f) Investment transactions--Investment transactions are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Corporation has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Incorporated ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .14% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Effective August 2, 1999, the annual rate was changed to .19%. For the year ended December 31, 1999, FAM earned fees of $697,194, of which $103,971 was voluntarily waived.

The Corporation has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee. The fee is accrued daily and paid monthly at the annual rate of .25% based upon the average daily net assets of Class D Shares.

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class D shareholders.

Financial Data Services, Inc. ("FDS"), an indirect wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, PFD, FDS, and/or ML & Co.

3. Investments:

Increases and decreases in the Fund's investment in the Series for the year ended December 31, 1999 were $70,048,927 and $94,021,438, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions were $3,906,947 and $118,835,556 for the years ended December 31, 1999 and December 31, 1998, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended December 31, 1999                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         13,411,892       $ 138,448,898
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................          1,890,860          19,194,348
                                              -------------       -------------
Total issued ...........................         15,302,752         157,643,246
Shares redeemed ........................        (15,554,608)       (158,111,310)
                                              -------------       -------------
Net decrease ...........................           (251,856)      $    (468,064)
                                              =============       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended December 31, 1998                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         18,291,863       $ 192,469,737
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................          1,779,251          18,748,052
                                              -------------       -------------
Total issued ...........................         20,071,114         211,217,789
Shares redeemed ........................        (11,018,167)       (116,697,778)
                                              -------------       -------------
Net increase ...........................          9,052,947       $  94,520,011
                                              =============       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended December 31, 1999                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          3,428,567       $  35,277,078
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            392,742           3,988,250
                                              -------------       -------------
Total issued ...........................          3,821,309          39,265,328
Shares redeemed ........................         (3,420,624)        (34,890,317)
                                              -------------       -------------
Net increase ...........................            400,685       $   4,375,011
                                              =============       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended December 31, 1998                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          4,911,003       $  51,769,208
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            370,997           3,909,217
                                              -------------       -------------
Total issued ...........................          5,282,000          55,678,425
Shares redeemed ........................         (2,979,562)        (31,362,880)
                                              -------------       -------------
Net increase ...........................          2,302,438       $  24,315,545
                                              =============       =============
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

MERRILL LYNCH AGGREGATE BOND INDEX FUND

The Board of Directors and Shareholders,
Merrill Lynch Index Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Aggregate Bond Index Fund (one of the series constituting Merrill Lynch Index Funds, Inc.) as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period April 3, 1997 (commencement of operations) to December 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2000


                                    10 & 11

                      Merrill Lynch Aggregate Bond Index Fund, December 31, 1999

IMPORTANT TAX INFORMATION (unaudited)

MERRILL LYNCH AGGREGATE BOND INDEX FUND

None of the net investment income distributions paid monthly by Merrill Lynch Aggregate Bond Index Fund during the fiscal year ended December 31, 1999 qualify for the dividends received deduction for corporations. Additionally, the Fund paid a long-term capital gains distribution of $.001862 per share to shareholders of record on August 13, 1999.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed at right are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year:

--------------------------------------------------------------------------------
   For the                                                      Percentage of
Quarter Ended                                               Federal Obligations*
--------------------------------------------------------------------------------
March 31, 1999                                                     40.94%
June 30, 1999                                                      39.80
September 30, 1999                                                 38.68
December 31, 1999                                                  39.62
--------------------------------------------------------------------------------

* For purposes of this calculation, Federal obligations include US Treasury Notes, US Treasury Bills, and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.

      Of the Fund's net investment income distributions paid monthly during the fiscal year ended December 31, 1999, 37.95% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

      Please retain this information for your records.

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                       Master Aggregate Bond Index Series
                       -------------------------------------------------------------------------------------------------------
                                                                      Face      Interest          Maturity
                       Issue                                         Amount       Rate             Date(s)            Value
==============================================================================================================================
US Government &        Federal Home Loan Mortgage Corporation     $ 5,800,000     5.75 %          7/15/2003        $ 5,611,691
Agency Obligations--                                                1,300,000     7.18            6/27/2006          1,311,978
42.5%                  =======================================================================================================
                       Federal National Mortgage Association        1,200,000     5.625           3/15/2001          1,188,496
                                                                      300,000     5.45           10/10/2003            286,317
                                                                      220,000     6.85            4/05/2004            219,803
                                                                    1,700,000     5.75            2/15/2008          1,565,261
                       =======================================================================================================
                       Financing Corp.                                700,000     9.80           11/30/2017            875,217
                       =======================================================================================================
                       Tennessee Valley Authority, Series E         1,490,000     6.25           12/15/2017          1,337,275
                       =======================================================================================================
                       United States Treasury Bonds                   800,000     8.75           11/15/2008            855,872
                                                                   24,850,000     8.75            5/15/2017         29,680,094
                                                                    8,000,000     6.625           2/15/2027          7,928,720
                                                                    5,400,000     6.375           8/15/2027          5,186,538
                                                                    1,600,000     6.125          11/15/2027          1,488,992
                       =======================================================================================================
                       United States Treasury Notes                 8,900,000     5.375           2/15/2001          8,824,884
                                                                    4,700,000     5.00            2/28/2001          4,639,793
                                                                    5,300,000     4.875           3/31/2001          5,218,009
                                                                    4,700,000     5.00            4/30/2001          4,630,957
                                                                    9,600,000     5.25            5/31/2001          9,477,024
                                                                    4,000,000     5.50            7/31/2001          3,956,880
                                                                    4,900,000     5.50            8/31/2001          4,844,091
                                                                    2,200,000     5.875          11/30/2001          2,185,898
                                                                   12,530,000     6.50            5/31/2002         12,590,645
                                                                    2,400,000     5.50            1/31/2003          2,344,872
                                                                    2,800,000     5.25            8/15/2003          2,699,816
                                                                    3,500,000     5.75            8/15/2003          3,428,355
                                                                    5,200,000     4.25           11/15/2003          4,829,500
                                                                    7,400,000     4.75            2/15/2004          6,980,272
                                                                    3,400,000     5.875           2/15/2004          3,339,956
                                                                    7,700,000     5.25            5/15/2004          7,376,369
                                                                    3,120,000     6.00            8/15/2004          3,071,234
                                                                    6,200,000     5.875          11/15/2005          6,018,836
                                                                    5,550,000     6.25            2/15/2007          5,460,700
                                                                    5,400,000     6.625           5/15/2007          5,421,114
                                                                    3,200,000     6.125           8/15/2007          3,120,000
                                                                    4,400,000     5.50            5/15/2009          4,099,568
                                                                      600,000     6.00            8/15/2009            581,250
==============================================================================================================================
                       Total Investments in US Government & Agency Obligations
                       (Cost--$179,447,005)--42.5%                                                                 172,676,277
==============================================================================================================================
US Government Agency   Federal Home Loan Mortgage Corporation--     1,318,435     5.50      10/01/2013--1/01/2014    1,226,065
Mortgage-Backed        Gold Program                                 1,446,507     5.50      12/01/2028--2/01/2029    1,282,217
Obligations**--34.1%                                                  575,842     6.00       4/01/2013--8/01/2013      547,996
                                                                      495,529     6.00            5/01/2029            454,131
                                                                    7,276,253     6.50       1/01/2026--7/01/2029    6,875,007
                                                                    3,737,217     7.00       1/01/2008--6/01/2013    3,709,974
                                                                   13,231,361     7.00      9/01/2025--10/01/2029   12,821,418
                                                                    1,380,608     7.50       5/01/2007--5/01/2013    1,393,694
                                                                    5,733,740     7.50      1/01/2023--11/01/2029    5,683,889
                                                                    4,220,546     8.00       6/01/2024--1/01/2028    4,257,428
                                                                      554,003     8.50       5/01/2028--2/01/2029      568,806
                                                                      432,543     9.00            6/01/2025            452,093
                                                                      639,790     9.50            2/01/2019            682,651
                       =======================================================================================================
                       Federal National Mortgage Association        1,201,958     5.50       6/01/2011--2/01/2014    1,117,287
                                                                    8,635,388     6.00       2/01/2013--7/01/2014    8,203,758
                                                                   11,894,468     6.00       1/01/2026--7/01/2029   10,897,788
                                                                      395,498     6.50(2)        10/01/2004            390,381
                                                                    7,732,002     6.50       1/01/2013--7/01/2014    7,515,371
                                                                   25,092,813     6.50      12/01/2025--5/01/2029   23,699,537


                                    12 & 13

                      Merrill Lynch Aggregate Bond Index Fund, December 31, 1999

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                       Master Aggregate Bond Index Series (continued)
                       -------------------------------------------------------------------------------------------------------
                                                                      Face      Interest          Maturity
                       Issue                                         Amount       Rate             Date(s)            Value
==============================================================================================================================
US Government Agency   Federal National Mortgage Association      $   393,925     7.00 %          6/01/2014       $    389,699
Mortgage-Backed        (concluded)                                  8,052,446     7.00       4/01/2027--9/01/2028    7,800,016
Obligations**                                                       4,179,813     7.50      8/01/2027--11/01/2027    4,137,050
(concluded)                                                           400,000     7.50             TBA(1)              395,750
                       =======================================================================================================
                       Government National Mortgage Association       197,989     5.50            4/15/2029            174,881
                                                                      553,741     6.00       6/15/2011--2/15/2012      529,482
                                                                    2,525,259     6.00       4/20/2026--6/15/2029    2,301,535
                                                                      180,213     6.50            2/15/2014            174,807
                                                                    8,510,529     6.50       4/15/2026--7/20/2029    7,991,144
                                                                      192,727     7.00            4/15/2013            190,983
                                                                   10,130,466     7.00      12/15/2023--10/15/2029   9,799,427
                                                                      400,000     7.00             TBA(1)              395,872
                                                                    6,307,171     7.50      3/15/2024--12/15/2029    6,244,022
                                                                    3,125,069     8.00      12/15/2022--12/15/2029   3,164,002
                                                                      500,000     8.00             TBA(1)              505,000
                                                                    1,427,602     8.50      11/15/2017--3/15/2028    1,470,044
                                                                      799,144     9.00      11/15/2016--11/15/2024     839,023
                                                                       82,962     9.50            9/15/2021             88,302

==============================================================================================================================
                       Total US Government Agency Mortgage-Backed Obligations (Cost--$143,720,973)--34.1%          138,370,530
==============================================================================================================================

                        S&P     Moody's   Face
INDUSTRIES            Ratings   Ratings  Amount                   Corporate Bonds & Notes
===================================================================================================================================
Banking--2.8%          A          Aa3 $1,000,000    BankAmerica Corporation, 6.875% due 6/01/2003                           989,680
                       NR*        A2   2,000,000    BankBoston NA, 8.375% due 12/15/2002                                  2,051,720
                                                    Chase Manhattan Corporation:
                       A          A1   1,000,000      9.75% due 11/01/2001                                                1,047,340
                       A          A1     500,000      6.75% due 8/15/2008                                                   475,700
                                                    Citicorp:
                       A+         A1     500,000      9.50% due 2/01/2002                                                   524,445
                       A+         A1     500,000      7.625% due 5/01/2005                                                  505,430
                       A+         A1     500,000      6.375% due 11/15/2008                                                 462,205
                       A          A1   1,000,000    First Bank Systems, Inc., 7.55% due 6/15/2004                           999,890
                       A-         A3   1,020,000    Fleet/Norstar Financial Group, Inc., 8.125% due 7/01/2004             1,044,531
                       A+         Aa3  1,335,000    Norwest Corp., 5.75% due 2/01/2003                                    1,284,911
                       A-         A1   1,050,000    Republic New York, 7.53% due 12/04/2026                                 913,847
                       AA         Aa2    230,000    Swiss Bank Corp., NY, 7.50% due 7/15/2025                               219,618
                       A-         Aa3  1,000,000    Wells Fargo Capital, 8.125% due 12/01/2026 (a)                          942,231
                                                                                                                       ------------
                                                                                                                         11,461,548
===================================================================================================================================
Financial Services--   A+         Aa3    500,000    Citigroup Capital II, 7.75% due 12/01/2036                              456,726
2.0%                   BBB        Baa1   500,000    EOP Operating LP, 6.75% due 2/15/2008                                   459,845
                       A          A2     500,000    Equitable Companies Inc., 9% due 12/15/2004                             530,580
                       A-         A3     200,000    Heller Financial Inc., 7% due 5/15/2002                                 198,906
                                                    Lehman Brothers Holdings Inc.:
                       A          Baa1   500,000      7.625% due 6/01/2006                                                  496,030
                       A          Baa1 1,000,000      7.20% due 8/15/2009                                                   954,400
                       A+         Aa3  1,000,000    Morgan Stanley Group, Inc., 6.50% due 3/30/2001                         994,580
                       BBB+       Baa1 1,000,000    PaineWebber Group Inc., 7.74% due 1/30/2012                             971,110
                       A          Aa3  2,000,000    Salomon Smith Barney Holdings, Inc., 6.25% due 5/15/2003              1,938,800
                       BBB+       Baa1   500,000    Simon Debartolo, 6.75% due 7/15/2004                                    470,600
                       BBB        Baa2   500,000    Spieker Properties LP, 6.875% due 2/01/2005                             475,975
                                                                                                                       ------------
                                                                                                                          7,947,552
===================================================================================================================================
Financial Services--                                Associates Corp. NA:
Consumer--0.9%         AA-        Aa3    500,000     6.50% due 7/15/2002                                                    494,615
                       AA-        Aa3    500,000      7.23% due 5/17/2006                                                   496,935
                       A+         Aa3    200,000    CIT Group Holdings, Inc., 5.875% due 10/15/2008                         176,538
                       A          A2   1,000,000    Household Finance Corp., 5.875% due 2/01/2009                           884,610
                       BBB        Baa3 1,000,000    Newcourt Credit Group, 6.875% due 2/16/2005                             979,620
                       A-         A3     500,000    Washington Mutual, Inc., 7.25% due 6/15/2001                            499,665
                                                                                                                       ------------
                                                                                                                          3,531,983
===================================================================================================================================
Foreign Government     AA+        Aa2    500,000    Canada Government Bond, 5.25% due 11/05/2008                            440,950
Obligations--1.0%      AA-        Aa2  1,000,000    Province of British Columbia, 7.25% due 9/01/2036                       945,770
                                                    Province of Ontario:
                       AA-        Aa3    500,000      7.375% due 1/27/2003                                                  505,200
                       AA-        Aa3    500,000      7.625% due 6/22/2004                                                  510,940
                       A          A2     750,000    Province of Saskatchewan, 8% due 7/15/2004                              775,860
                       AA         Aa3  1,000,000    Republic of Italy, 6.875% due 9/27/2023                                 947,290
                                                                                                                       ------------
                                                                                                                          4,126,010
===================================================================================================================================
Industrial--Consumer   A+         A1   1,000,000    Anheuser-Busch Companies, Inc., 6.75% due 11/01/2006                    963,970
Goods--1.5%            A+         A3   1,000,000    Coca-Cola Enterprises, 6.75% due 9/15/2028                              881,120
                       BBB-       Baa3 1,000,000    Fred Meyer Inc., 7.45% due 3/01/2008                                    973,800
                       AA         Aa2  1,000,000    McDonald's Corp., 5.35% due 9/15/2008                                   877,650
                                                    Nabisco Inc.:
                       BBB        Baa2 1,000,000      6% due 2/15/2011                                                      985,060
                       BBB        Baa2   500,000      6.375% due 2/01/2035                                                  464,360
                                                    Philip Morris Companies, Inc.:
                       A          A2     500,000      9% due 1/01/2001                                                      506,900
                       A          A2     365,000      6.95% due 6/01/2006                                                   359,562
                                                                                                                       ------------
                                                                                                                          6,012,422
===================================================================================================================================
Industrial--           BBB-       Baa3   500,000    CMS Panhandle Holding Co., 6.50% due 7/15/2009 (a)                      457,195
Energy--1.3%           AA-        A2     500,000    Consolidated Natural Gas Company, 6.625% due 12/01/2008                 464,120


                                    14 & 15

                      Merrill Lynch Aggregate Bond Index Fund, December 31, 1999

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                       Master Aggregate Bond Index Series (continued)
                       ------------------------------------------------------------------------------------------------------------
                        S&P     Moody's   Face
INDUSTRIES            Ratings   Ratings  Amount                   Corporate Bonds & Notes
===================================================================================================================================
Industrial--Energy                                   Enron Corp.:
(concluded)            BBB+       Baa2$  500,000      6.625% due 10/15/2003                                            $    485,580
                       BBB        Baa3 1,000,000      6.75% due 7/01/2005                                                   957,630
                                                    KN Energy, Inc.:
                       BBB-       Baa2   500,000      6.45% due 3/01/2003                                                   486,035
                       BBB-       Baa2   500,000      6.65% due 3/01/2005                                                   478,525
                       BBB        Baa3   500,000    Occidental Petroleum Corp., 8.45% due 2/15/2029                         518,590
                       A-         A3   1,000,000    Phillips Petroleum, 8.86% due 5/15/2022                               1,011,490
                       BBB-       Baa2   150,000    USX Corp., 8.125% due 7/15/2023                                         149,867
                       BBB        Baa2   500,000    Ultramar Diamond Shamrock, 8% due 4/01/2023                             477,570
                                                                                                                       ------------
                                                                                                                          5,486,602
===================================================================================================================================
Industrial--           A          A2     500,000    Atlantic Richfield Company, 8.44% due 2/21/2012                         541,990
Manufacturing--3.3%    AA-        A1     500,000    Boeing Co., 6.35% due 6/15/2003                                         489,700
                       A+         A1     150,000    Chrysler Corp., 7.45% due 3/01/2027                                     145,351
                       A-         Baa1   500,000    Dana Corporation, 7% due 3/01/2029                                      435,060
                                                    Ford Motor Credit Company:
                       A          A1   1,000,000      7.75% due 11/15/2002                                                1,016,650
                       A          A1   1,500,000      7.20% due 6/15/2007                                                 1,472,115
                       AAA        Aaa    300,000    General Electric Capital Corp., 8.375% due 3/01/2001                    305,520
                                                    General Motors Acceptance Corp.:
                       A          A2     100,000      9.375% due 4/01/2000                                                  100,789
                       A          A2   1,400,000      9% due 10/15/2002 (b)                                               1,466,598
                       A          A2     600,000      8.80% due 3/01/2021                                                   659,856
                       BBB-       Baa2   500,000    Georgia-Pacific Corp., 7.375% due 12/01/2025                            458,300
                       A+         A1   1,000,000    International Business Machines Corp., 7.125% due 12/01/2096            913,890
                                                    Lockheed Martin Corp.:
                       BBB+       Baa1   500,000      7.25% due 5/15/2006                                                   476,930
                       BBB+       Baa1   500,000      7.70% due 6/15/2008                                                   479,645
                       A          A2     400,000    Lucent Technologies Inc., 6.90% due 7/15/2001                           400,784
                       BBB        Baa1   600,000    Raytheon Co., 6.75% due 3/15/2018                                       521,136
                       BBB        A3     500,000    Saga Petroleum ASA, 7.25% due 9/23/2027                                 452,545
                       BBB        Ba1    500,000    Seagate Technology, Inc., 7.45% due 3/01/2037                           435,685
                       BBB        Baa1 1,000,000    TRW Inc., 6.25% due 1/15/2010                                           878,390
                       NR*        Baa2 1,500,000    Union Carbide Corporation, 6.25% due 6/15/2003                        1,451,865
                       BBB+       A2     500,000    Xerox Capital Trust I, 8% due 2/01/2027                                 449,884
                                                                                                                       ------------
                                                                                                                         13,552,683
===================================================================================================================================
Industrial--                                        CSX Corp.:
Other--0.9%            BBB        Baa2   500,000      7.45% due 5/01/2007                                                   491,510
                       BBB        Baa2   200,000      7.90% due 5/01/2017                                                   198,182
                       BBB-       Baa3   750,000    Delta Airlines, 10.375% due 2/01/2011                                   857,258
                       BBB+       Baa1   500,000    Norfolk Southern Corporation, 7.70% due 5/15/2017                       488,450
                       BBB-       Baa3 1,000,000    Union Pacific Corp., 9.625% due 12/15/2002                            1,060,860
                       BB+        Baa3   650,000    United Airlines, 9% due 12/15/2003                                      670,111
                                                                                                                       ------------
                                                                                                                          3,766,371
===================================================================================================================================
Industrial--           BBB        Baa3   450,000    Comcast Cable Communications, 8.375% due 5/01/2007                      465,155
Services--3.0%         A-         Baa1   500,000    Computer Associates International, Inc., 6.375% due 4/15/2005           465,065
                       A-         A3   1,000,000    Dayton Hudson Corp., 10% due 1/01/2011                                1,169,360
                       A-         A3   1,000,000    Hertz Corp., 7% due 1/15/2028                                           885,990
                                                    J.C. Penney Company, Inc.:
                       BBB+       A3   1,000,000      7.60% due 4/01/2007                                                   929,540
                       BBB+       A3     200,000      7.95% due 4/01/2017                                                   177,824
                       BBB-       Baa3 1,000,000    J Seagrams & Sons, 7% due 4/15/2008                                     950,600
                       A+         A1     360,000    The May Department Stores Company, 7.60% due 6/01/2025                  352,753
                       BBB-       Baa3 2,000,000    News America Inc., 7.25% due 5/18/2018                                1,813,240
                       AA         Aa2    500,000    The Procter & Gamble Company, 8% due 9/01/2024                          537,040
                       A-         A2     500,000    Sears Discover Credit Corp., 9.14% due 3/13/2012                        532,745
                       A-         A2     500,000    Sears, Roebuck & Co., 6.25% due 1/15/2004                               474,570
                       BBB        Baa1 1,000,000    Service Corp. International, 6% due 12/15/2005                          700,450
                                                    Tele-Communications Inc.:
                       AA-        A2   1,375,000      8.25% due 1/15/2003                                                 1,422,836
                       AA-        A2     100,000      9.80% due 2/01/2012                                                   116,834
                       BBB        Baa3 1,000,000    Time Warner Inc., 7.75% due 6/15/2005                                 1,011,030
                                                                                                                       ------------
                                                                                                                         12,005,032
===================================================================================================================================
Utilities--            A          A2   1,000,000    360 Communications Co., 7.125% due 3/01/2003                            994,480
Communications--       AA-        A1   1,000,000    AT&T Corporation, 6% due 3/15/2009                                      907,120
1.8%                   AA         Aa2  1,000,000    Bell Atlantic, PA, 6% due 12/01/2028                                    789,950
                       AAA        Aaa    900,000    BellSouth Telecommunications, Inc., 6.75% due 10/15/2033                793,206
                       A          Baa1   750,000    GTE Corp., 7.83% due 5/01/2023                                          711,998
                       A-         A3     150,000    MCI Communications Corp., 7.50% due 8/20/2004                           151,614
                       A-         A3     750,000    MCI WorldCom Inc., 7.75% due 4/01/2007                                  764,843
                       AA         Aa3    500,000    Southwestern Bell Telecommunications, 6.625% due 7/15/2007              478,655
                       BBB+       Baa1   500,000    Sprint Capital Corporation, 6.125% due 11/15/2008                       453,340
                       A+         Baa1   700,000    US West Communications, 6.875% due 9/15/2033                            594,734
                       A-         A3     500,000    WorldCom Inc., 6.40% due 8/15/2005                                      478,915
                                                                                                                       ------------
                                                                                                                          7,118,855
===================================================================================================================================
Utilities--Gas &       AA-        A1   1,470,000    Baltimore Gas & Electric Co., 8.375% due 8/15/2001                    1,505,545
Electric--1.4%         BBB        Baa3   500,000    Commonwealth Edison, Inc., 6.95% due 7/15/2018                          443,685
                       BBB+       Baa3   500,000    Consumers Energy, 6.375% due 2/01/2008                                  454,000
                                                    Detroit Edison Company:
                       A-         A3     100,000      5.93% due 2/01/2001                                                    99,002
                       A-         A3     500,000      7.22% due 8/01/2002                                                   499,045
                       AA-        Aa3  1,000,000    Florida Power Corp., 6.875% due 2/01/2008                               965,840
                       A-         A3     500,000    Houston Lighting and Power, 8.75% due 3/01/2022                         510,070
                       AA+        Aa2  1,250,000    Wisconsin Electric and Power, 7.25% due 8/01/2004                     1,249,138
                                                                                                                       ------------
                                                                                                                          5,726,325
===================================================================================================================================


                                    16 & 17

                      Merrill Lynch Aggregate Bond Index Fund, December 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                       Master Aggregate Bond Index Series (concluded)
                       ------------------------------------------------------------------------------------------------------------
                        S&P     Moody's   Face
INDUSTRIES            Ratings   Ratings  Amount                   Corporate Bonds & Notes
===================================================================================================================================
Yankee--               AA-        Aa3 $  425,000    Abbey National First Capital, 8.20% due 10/15/2004                 $    438,311
Corporate--2.3%        A          A1     500,000    BCH Ltd. (Cayman Islands), 6.50% due 2/15/2006                          471,340
                       A-         A3     500,000    BHP Finance USA Limited, 6.42% due 3/01/2026                            484,380
                       BBB+       Baa2   528,000    Celulosa Arauco, 6.75% due 12/15/2003                                   504,504
                       BBB+       Baa3   400,000    Fairfax Financial Holdings Ltd., 8.30% due 4/15/2026                    354,656
                       A+         A1     550,000    Grand Metropolitan Investment Corp., 9% due 8/15/2011                   611,369
                       A+         A2   1,000,000    Hydro-Quebec, 8.875% due 3/01/2026                                    1,111,430
                       BBB-       Baa3 1,000,000    Korea Development Bank, 6.625% due 11/21/2003                           960,110
                       BBB-       Baa3   500,000    Korea Telecom, 7.625% due 4/15/2007                                     480,650
                       BBB        Baa2 1,000,000    Noranda Forest Inc., 6.875% due 11/15/2005                              922,110
                       A          A2     500,000    Norsk Hydro A/S, 6.70% due 1/15/2018                                    441,550
                       BBB+       A3     500,000    Phillips Electronics NV, 7.75% due 5/15/2025                            476,365
                       A          A1   1,000,000    Santander Financial Issuances Ltd., 7% due 4/01/2006                    969,930
                       A+         Aa3    500,000    Sony Corporation, 6.125% due 3/04/2003                                  487,475
                       A-         Baa1   500,000    Tyco International Group SA, 6.875% due 1/15/2029                       424,935
                       A          A2     300,000    WMC Finance USA, 7.25% due 11/15/2013                                   278,502
                                                                                                                       ------------
                                                                                                                          9,417,617
===================================================================================================================================
                       Total Investments in Corporate Bonds & Notes (Cost--$96,004,752)--22.2%                           90,153,000
===================================================================================================================================

                                                                  Short-Term Investments
===================================================================================================================================
Repurchase                             1,640,000    Donaldson, Lufkin & Jenrette, Inc., purchased on
Agreements***--                                     12/31/1999 to yield 2.50% to 1/03/2000                                1,640,000
0.4%

===================================================================================================================================
                       Total Short-Term Investments(Cost--$1,640,000)--0.4%                                               1,640,000
===================================================================================================================================
                       Total Investments (Cost--$420,812,730)--99.2%                                                    402,839,807
                       Other Assets Less Liabilities--0.8%                                                                3,308,471
                                                                                                                       ------------
                       Net Assets--100.0%                                                                              $406,148,278
                                                                                                                       ============
===================================================================================================================================

                       *     Not Rated.
                       ** Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
                       *** Repurchase Agreements are fully collateralized by US Government Agency Obligations.
                       (a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
                       (b) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Series.
                       (1) Represents or includes a "to-be-announced" (TBA) transaction. The Series has committed to purchase securities for which all specific information is not available at this time.
                       (2) Represents balloon mortgages that amortize on a 30-year schedule and have 7-year maturities.

                             See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MASTER
AGGREGATE BOND
INDEX SERIES   As of December 31, 1999
=====================================================================================================
Assets:        Investments, at value (identified cost--$420,812,730)                   $ 402,839,807
               Receivables:
                 Interest ..........................................   $   5,122,516
                 Securities sold ...................................         456,220
                 Contributions .....................................         220,130       5,798,866
                                                                       -------------
               Deferred organization expenses ......................                           3,823
               Prepaid expenses ....................................                          90,239
                                                                                       -------------
               Total assets ........................................                     408,732,735
                                                                                       -------------
=====================================================================================================
Liabilities:   Payables:
                 Securities purchased ..............................       1,812,571
                 Withdrawals .......................................         678,776
                 Investment adviser ................................           3,958       2,495,305
                                                                       -------------
               Accrued expenses and other liabilities ..............                          89,152
                                                                                       -------------
               Total liabilities ...................................                       2,584,457
                                                                                       -------------
=====================================================================================================
Net Assets:    Net assets ..........................................                   $ 406,148,278
                                                                                       =============
=====================================================================================================
Net Assets     Partners' capital ...................................                   $ 424,121,201
Consist of:    Unrealized depreciation on investments--net .........                     (17,972,923)
                                                                                       -------------
               Net assets ..........................................                   $ 406,148,278
                                                                                       =============
=====================================================================================================

               See Notes to Financial Statements.


                                    18 & 19

                      Merrill Lynch Aggregate Bond Index Fund, December 31, 1999

STATEMENT OF OPERATIONS

MASTER
AGGREGATE BOND
INDEX SERIES         For the Year Ended December 31, 1999
=====================================================================================================================
Investment Income:   Interest and discount earned .....................................                  $ 28,387,184
                     Other ............................................................                           800
                                                                                                         ------------
                     Total income .....................................................                    28,387,984
                                                                                                         ------------
=====================================================================================================================
Expenses:            Investment advisory fees .........................................   $    185,365
                     Accounting services ..............................................         97,195
                     Custodian fees ...................................................         58,019
                     Professional fees ................................................         53,603
                     Pricing fees .....................................................         26,996
                     Trustees' fees and expenses ......................................          3,795
                     Amortization of organization expenses ............................          1,697
                     Other ............................................................          4,690
                                                                                          ------------
                     Total expenses ...................................................                       431,360
                                                                                                         ------------
                     Investment income--net ...........................................                    27,956,624
                                                                                                         ------------
=====================================================================================================================
Realized &           Realized loss from investments--net ..............................                      (884,394)
Unrealized Loss on   Change in unrealized appreciation/depreciation on investments--net                   (32,485,362)
Investments-- Net:                                                                                       ------------
                     Net Decrease in Net Assets Resulting from Operations .............                  $ (5,413,132)
                                                                                                         ============
=====================================================================================================================

                     See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

MASTER                                                                                                For the Year Ended
AGGREGATE BOND                                                                                            December 31,
INDEX SERIES                                                                                    ------------------------------
                     Increase (Decrease) in Net Assets:                                              1999             1998
==============================================================================================================================
Operations:          Investment income--net .................................................   $  27,956,624    $  24,615,843
                     Realized gain (loss) on investments--net ...............................        (884,394)       1,822,916
                     Change in unrealized appreciation/depreciation on investments--net .....     (32,485,362)       7,171,047
                                                                                                -------------    -------------
                     Net increase (decrease) in net assets resulting from operations ........      (5,413,132)      33,609,806
                                                                                                -------------    -------------
==============================================================================================================================
Net Capital          Increase (decrease) in net assets derived from net capital contributions     (23,373,384)      93,584,591
Contributions:                                                                                  -------------    -------------

==============================================================================================================================
Net Assets:          Total increase (decrease) in net assets ................................     (28,786,516)     127,194,397
                     Beginning of year ......................................................     434,934,794      307,740,397
                                                                                                -------------    -------------
                     End of year ............................................................   $ 406,148,278    $ 434,934,794
                                                                                                =============    =============
==============================================================================================================================

                     See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MASTER               The following ratios have been                  For the Year Ended
AGGREGATE BOND       derived from information provided in               December 31,        For the Period
INDEX SERIES                                                    -------------------------- April 3, 1997+ to
                     the financial statements.                      1999           1998      Dec. 31, 1997
============================================================================================================
Ratios to Average    Expenses, net of reimbursement .........           .10%           .12%           .15%*
Net Assets:                                                     ===========    ===========    ===========
                     Expenses ...............................           .10%           .13%           .18%*
                                                                ===========    ===========    ===========
                     Investment income--net .................          6.30%          6.20%          6.34%*
                                                                ===========    ===========    ===========
============================================================================================================
Supplemental         Net assets, end of period (in thousands)   $   406,148    $   434,935    $   307,740
Data:                                                           ===========    ===========    ===========
                     Portfolio turnover .....................         61.82%         27.89%         86.58%
                                                                ===========    ===========    ===========
============================================================================================================

                +     Commencement of operations.
                *     Annualized.

                      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MASTER AGGREGATE BOND INDEX SERIES

1. Significant Accounting Policies:

Master Aggregate Bond Index Series (the "Series") (formerly Merrill Lynch Aggregate Bond Index Series) is part of Quantitative Master Series Trust (the "Trust") (formerly Merrill Lynch Index Trust). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Series' financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last quoted bid price at the close of trading on the New York Stock Exchange on each day by brokers that make markets in the securities. Securities traded in the NASDAQ National Market System are valued at the last sale price prior to the time of valuation. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Other investments, including futures contracts and related options, are stated at market value. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Repurchase agreements -- The Series invests in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Series takes possession


                                    20 & 21

                      Merrill Lynch Aggregate Bond Index Fund, December 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

MASTER AGGREGATE BOND INDEX SERIES

Merrill Lynch Aggregate Bond Index Fund, December 31, 1999 of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Series may be delayed or limited.

(c) Derivative financial instruments -- The Series may engage in various portfolio investment techniques to provide liquidity, or in connection with the Series' arbitrage strategies. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such futures contracts as a proxy for a direct investment in securities underlying the Series' index. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Series is authorized to purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes -- The Series is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Series will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Series. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses -- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

(g) Dollar rolls -- The Series may sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .06% of the average daily value of the Series' net assets. Effective August 2, 1999, the annual rate was changed to .01%.

Merrill Lynch Trust Company, an indirect wholly-owned subsidiary of ML & Co., is the Series' custodian.

Accounting services are provided to the Series by FAM at cost.

Certain officers and/or trustees of the Series are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $272,285,312 and $267,488,412, respectively.

Net realized losses for the year ended December 31, 1999 and net unrealized losses as of December 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                      Realized      Unrealized
                                                       Losses         Losses
--------------------------------------------------------------------------------
Long-term investments ............................   $(884,394)    $(17,972,923)
                                                     ---------     ------------
Total ............................................   $(884,394)    $(17,972,923)
                                                     =========     ============
--------------------------------------------------------------------------------

As of December 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $18,078,179, of which $165,826 related to appreciated securities and $18,244,005 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $420,917,986.

4. Capital Loss Carryforward:

At December 31, 1999, the Series had a net capital loss carryforward of approximately $115,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

INDEPENDENT AUDITORS' REPORT

MASTER AGGREGATE BOND INDEX SERIES

The Board of Trustees and Investors,
Master Aggregate Bond Index Series
(formerly Merrill Lynch Aggregate Bond Index Series):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Aggregate Bond Index Series (one of the series constituting Quantitative Master Series Trust (formerly Merrill Lynch Index Trust)) as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period April 3, 1997 (commencement of operations) to December 31, 1997. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Aggregate Bond Index Series of Quantitative Master Series Trust as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2000


                                    22 & 23

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Index Funds, Inc.
Box 9011
Princeton, NJ
08543-9011                                                        Index 1--12/99

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